Exhibit 99.3

CERBERUS CYBER SENTINEL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020 are based on the historical consolidated financial statements of Cerberus Cyber Sentinel Corporation, a Delaware corporation (“Cerberus”, ““CCSC” or the “Company”), Southford Equities, Inc., a British Virgin Islands based company (“Arkavia”), David Esteban Alfaro Medina, Robertos Andres Arriagada Poblete, and Camilo Orlando Garrido Briones, being all of the owners of Arkavia (the “Shareholders”) after giving retroactive effect to the Company’s acquisition of Arkavia effective December 1, 2021 (the “Acquisition”), and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 is presented as if the Acquisition had occurred on September 30, 2021, and is derived from the unaudited condensed consolidated balance sheet of the Company at September 30, 2021 and the unaudited condensed balance sheet of Arkavia at September 30, 2021 and gives effect to certain pro forma adjustments. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2021 is presented as if the Acquisition had occurred on January 1, 2020 and gives effect to certain pro forma adjustments and are derived from the unaudited condensed consolidated statement of operations of the Company for the nine months ended September 30, 2021 and the unaudited condensed consolidated statement of operations of Arkavia for the nine months ended Sepember 30, 2021; the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020 are derived from the audited historical statement of operations of the Company for the year ended December 31, 2020 and the unaudited historical statement of operations of Arkavia for the year ended December 31, 2020 and are presented as if the Acquisition occurred on January 1, 2021 and gives effect to certain pro forma adjustments.

The unaudited pro forma condensed consolidated financial information is based on the assumptions set forth in the notes to such information. These adjustments are provisional and subject to further adjustment as additional information becomes available, additional analyses are performed, and as warranted by changes in current conditions and future expectations. The unaudited pro forma adjustments made in preparation of the unaudited pro forma information are based upon available information and assumptions that the Company considers to be reasonable and have been made solely for purposes of developing such unaudited pro forma condensed consolidated financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”).

The unaudited pro forma adjustments have been made solely for information purposes. The actual results reported by the Company in periods following the Acquisition may differ significantly from that reflected in these unaudited pro forma condensed consolidated financial statements. As a result, the unaudited pro forma condensed consolidated information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had the acquisition been completed on the applicable dates of this unaudited pro forma condensed consolidated financial information. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial condition and results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;
●	the audited consolidated financial statements of the Company for the year ended December 31, 2020 and the related notes thereto, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2021;
●	the unaudited condensed consolidated financial statements of the Company for the nine months ended September 30, 2021 and 2020 and the related notes thereto, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 2021; and
●	Arkavia’s financial statements are based upon unaudited information without benefit of audit or review.

The purchase price allocation takes into account the information management believes is reasonable. Nevertheless, the Company has one year from the Closing Date to make a final determination of purchase accounting allocations; and, accordingly, adjustments may be made to the foregoing allocations for the Acquisition.

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CERBERUS CYBER SENTINEL CORPORATION

Unaudited Pro Forma Condensed CONSOLIDATED Balance Sheet

	Historical		Pro Forma		Pro Forma
	CCSC	Arkavia	Adjustments		Combined

ASSETS

Current Assets:
Cash and cash equivalents	$2,729,579	$704,779	$-		$3,434,358
Mutual funds	-	1,631,585	-		1,631,585
Accounts receivable, net	2,268,833	704,520	-		2,973,353
Other receivables	-	784,229	-		784,229
Inventory	-	1,266,746	-		1,266,746
Prepaid expenses and other current assets	485,617	330,407	-		816,024
Total Current Assets	5,484,029	5,422,266	-		10,906,295

Property and equipment, net	89,401	183,697	-		273,098
Right of use asset, net	268,096	-	-		268,096
Intangible assets, net	2,359,402	2,477,519	-		4,836,921
Goodwill	20,695,024	-	28,995,952	(1), (2)	49,690,976

Total Assets	$28,895,952	$8,083,482	$28,995,952		$65,975,386

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$1,494,159	$1,500,267	$-		$2,994,426
Deferred revenue	-	166,369	-		166,369
Stock payable	79,950	-	-		79,950
Lease liability, current portion	166,709	-	-		166,709
Loans payable, current portion	115,981	-	-		115,981
Convertible note payable, net of debt discount, related party	2,981,401	-	-		2,981,401
Note payable	-	1,235,383	-		1,235,383
Total Current Liabilities	4,838,200	2,902,019	-		7,740,219

Long-term Liabilities:
Loans payable, net of current portion	443,373	-	-		443,373
Lease liability, net of current portion	107,899	-	-		107,899
Note payable, net of current portion	-	3,146,415	-		3,146,415

Total Liabilities	5,389,472	6,048,434	-		11,437,906

Commitments and Contingencies

Stockholders’ Equity:
Common stock, $.00001 par value; 250,000,000 shares authorized; 120,529,649 shares issued and outstanding	1,205	39,113	(39,082)	(1)	1,236
Additional paid-in capital	34,518,667	-	31,030,969	(1)	65,549,636
Accumulated foreign currency translation	-	(197,352)	197,352	(2)	-
Retained earnings (Accumulated deficit )	(11,013,392)	2,193,287	(2,193,287)	(2)	(11,013,392)

Total Stockholders’ Equity	23,506,480	2,035,048	28,995,952		54,537,480

Total Liabilities and Stockholders’ Equity	$28,895,952	$8,083,482	$28,995,952		$65,975,386

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

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CERBERUS CYBER SENTINEL CORPORATION

Unaudited Pro Forma CONSOLIDATED Statement of Operations

	Historical		Pro Forma	Pro Forma
	CCSC	Arkavia	Adjustments	Combined

Revenues, net	$7,240,828	$9,165,642	$-	$16,406,470

Cost of revenues	4,365,566	4,128,077	-	8,493,643

Total gross profit	2,875,262	5,037,565	-	7,912,827

Operating expenses:
Professional fees	926,526	770	-	927,296
Selling, general and administrative	3,444,322	3,985,809	-	7,430,131
Stock based compensation	1,896,276	-	-	1,896,276
Loss on write-off of accounts receivable	15,000	-	-	15,000
Total operating expenses	6,282,124	3,986,579	-	10,268,703

Income (loss) from operations	(3,406,862)	1,050,986	-	(2,355,876)

Other expense:
Other income	10,751	-	-	10,751
Interest expense, net	(17,151)	(343,968)	-	(361,119)

Total other expense	(6,400)	(343,968)	-	(350,368)

Income (loss) before provision for income taxes	(3,413,262)	707,018	-	(2,706,244)

Provision for income taxes	-	-	-	-

Net income/(loss)	$(3,413,262)	$707,018	$-	$(2,706,244)

Net loss per common share - basic	$(0.03)			$(0.02)
Net loss per common share - diluted	$(0.03)			$(0.02)

Weighted average shares outstanding - basic	111,511,895			114,611,895
Weighted average shares outstanding - diluted	111,511,895			114,611,895

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

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CERBERUS CYBER SENTINEL CORPORATION

Unaudited Pro Forma CONSOLIDATED Statement of Operations

	Historical		Pro Forma	Pro Forma
	CCSC	Arkavia	Adjustments	Combined

Revenues, net	$9,254,583	$6,001,605	$-	$15,256,188

Cost of revenues	6,729,860	2,275,713	-	9,005,573

Total gross profit	2,524,723	3,725,892	-	6,250,615

Operating expenses:
Professional fees	695,023	1,251	-	696,274
Selling, general and administrative	5,712,816	3,527,024	-	9,239,840
Stock based compensation	2,981,523	-	-	2,981,523
Loss on write-off of accounts receivable	55,528	-	-	55,528
Total operating expenses	9,444,890	3,528,275	-	12,973,165

Income (loss) from operations	(6,920,167)	197,617	-	(6,722,550)

Other expense:
Other income	2,553	-	-	2,553
Interest expense, net	(209,806)	(296,297)	-	(506,103)
PPP loan forgiveness	980,800	-	-	980,800

Total other expense	773,547	(296,297)	-	477,250

Income (loss) before provision for income taxes	(6,146,620)	(98,680)	-	(6,245,300)

Provision for income taxes	-	-	-	-

Net income/(loss)	$(6,146,620)	$(98,680)	$-	$(6,245,300)

Net loss per common share - basic	$(0.05)			$(0.05)
Net loss per common share - diluted	$(0.05)			$(0.05)

Weighted average shares outstanding - basic	117,801,672			120,901,672
Weighted average shares outstanding - diluted	117,801,672			120,901,672

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

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CERBERUS CYBER SENTINEL CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed CONSOLIDATED Financial Statements

NOTE 1 - ACQUISITION OF ARKAVIA

On December 1, 2021, the Company entered into and effected a Stock Purchase Agreement (the “SPA”) with Arkavia, and its Shareholders. Pursuant to the terms of the SPA, Arkavia became a wholly owned subsidiary of the Company. Pursuant to the SPA, at the effective time of the Acquisition, Arkavia’s outstanding common stock was exchanged for 3,100,000 shares of the Company’s common stock.

Immediately following the Acquisition, the Company had 120,889,789 shares of common stock issued and outstanding. The pre-acquisition stockholders of the Company retained an aggregate of 117,789,789 shares, representing approximately 97% ownership of the post-acquisition company. Therefore, upon consummation of the Acquisition, there was no change in control.

The Company accounted for this transaction in accordance with the acquisition method of accounting for business combinations. Assets and liabilities of the acquired business will be included in the Company’s audited consolidated balance sheet as of December 31, 2021, based on the estimated fair value on the date of Acquisition as determined in a purchase price allocation using available information and making assumptions management believes are reasonable.

Per ASC Topic 805, “Business Combinations” (“ASC 805”), the measurement period is the period after the Acquisition date during which the acquirer may adjust the provisional amounts recognized for a business combination. The measurement period shall not exceed one year from the acquisition date. The Company has identified the acquisition date as December 1, 2021. Subsequent to the issuance of these pro forma financial statements, the Company expects to obtain a third-party valuation on the fair value of the assets acquired and the liabilities assumed for use in the purchase price allocation.

The following table shows the preliminary allocation of the purchase price for the Company to the acquired identifiable assets, liabilities assumed and goodwill as of December 1, 2021, to be presented in the Company’s unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2021:

Consideration paid	$31,031,000

Tangible assets acquired: (c.)
Cash and cash equivalents	2,336,364
Accounts receivable, net	704,520
Inventory	1,266,746
Prepaid expenses and other current assets	330,407
Other receivables	784,229
Property and equipment	183,697
Total tangible assets	$5,605,963

Intangible assets acquired: (c.)
Intangible assets	$2,477,519
Total intangible assets	$2,477,519

Assumed liabilities: (c.)
Accounts payable and accrued expenses	1,500,267
Deferred revenue	166,369
Note payable	4,381,798
Total assumed liabilities	$6,048,434

Net assets acquired	$2,035,048

Goodwill (a.) (b.)	$28,995,952

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a. Goodwill is the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets. In accordance with applicable accounting standards, goodwill is not amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present. Goodwill and intangibles are not deductible for tax purposes.

b. Goodwill represents expected synergies from the merger of operations and intangible assets that do not qualify for separate recognition. Cerberus and Arkavia are both cybersecurity service providers. The acquisition of Arkavia provided Cerberus potential sales synergies resulting from Cerberus’ access to Arkavia’s current client-base to offer additional services. Goodwill also represents Arkavia’s customer list which the Company was unable to assign a fair value. These items will be assigned a fair value upon the completion of the third-party valuation, and will be amortizable, which will affect the pro forma loss from operations and loss per share.

The above purchase price allocation is not reflected in the unaudited pro forma condensed consolidated balance sheet at September 30, 2021 (See Note 4).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma condensed consolidated financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of Arkavia were not deemed to be materially different to those adopted by the Company. See the Company’s audited financial statements as of December 31, 2020 and 2019.

NOTE 3 - ACQUISITION-RELATED COSTS

In conjunction with the Acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services which are expensed as incurred.

NOTE 4 - PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the Company and Arkavia and certain adjustments which the Company believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the pro forma adjustments. The unaudited pro forma condensed consolidated balance sheet at September 30, 2021 reflects the assets, liabilities and equity positions of the Company and Arkavia as of September 30, 2021. This differs from the fair value of the assets and liabilities acquired by the Company on December 1, 2021 as discussed above in Note 1. However, the Company believes that the preliminary determination of the fair value of goodwill and other related assumptions utilized in preparing the unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting the pro forma effects of the Acquisition.

The adjustments made in preparing the unaudited pro forma condensed consolidated financial statements are as follows:

(1) Reflects the fair value of the 3,100,000 shares of common stock issued to the shareholders of Arkavia in the Acquisition, at $10.01 per share.

(2) Reflects the estimated amount of goodwill purchased as part of the Acquisition and the elimination of Arkavia’s retained earnings and accumulated foreign currency translation.

(3) No adjustment was made for pro forma taxes on Arkavia, which has historically been a pass-through entity, given the losses generated by CCSC and Arkavia.

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